UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23000

Princeton Everest Fund
(Exact name of registrant as specified in charter)

8000 Normandale Lake Blvd, Suite 1900, Minneapolis, MN	55437
(Address of principal executive offices)	(Zip code)

Philip B. Sineneng, Thompson Hine LLP
Huntington Center, 41 S. High Street, Suite 1700 | Columbus, Ohio 43215
(Name and address of agent for service)

Registrant’s telephone number, including area code:	925-897-5390

Date of fiscal year end:	03/31

Date of reporting period:	03/31/26

Item 1. Reports to Stockholders.

(a)	annual report.

Annual Report
March 31, 2026

A, I, II and L Share Classes

Managed By:
Princeton Fund Advisors, LLC
8500 Normandale Lake Blvd.
Suite 1900
Minneapolis, MN 55437
1-855-924-2454

Dear Shareholder,

We are pleased to present the 2026 Annual Report for the Princeton Everest Fund (the “Fund”). The Class I shares achieved a net return of 4.51% for the fiscal year ended March 31, 2026. Throughout the fiscal year, the Fund’s private investments, representing 86.3% of the Fund’s net assets as of March 31, 2026, were allocated between private equity and private credit investment strategies. This blended positioning has allowed the Fund to capitalize on opportunities in private equity while also benefiting from the high-interest rate environment in its credit portfolio. This balanced approach aims to deliver steady returns while managing risk effectively.

Over the past year, broader public markets navigated shifting trade policy following the Trump administration’s “Liberation Day” tariff announcements, changing interest rate expectations, and heightened geopolitical tensions, including the conflict involving Iran, all of which contributed to increased market volatility and investor uncertainty. As of fiscal year-end, the MSCI All-Country World Index and the S&P 500 Total Return Index posted 1-year returns of 20.01% and 17.80%, respectively.1 Since its inception in May 2016, the Fund’s Class I shares have achieved an annualized return of 8.68%, compared to 11.56% for the MSCI All-Country World Index and 14.38% for the S&P 500 Total Return Index.1 The Fund aims to deliver consistent weighted returns while minimizing drawdown and volatility, as illustrated in the charts below.

Standard Deviation[2]	Maximum Drawdown[2]

As of 3/31/2026

Fund Overview

The Fund is invested in more than 400 underlying portfolio companies located in over 30 countries. The Fund’s underlying investments span vintage years from 2006 to 2024 and are diversified across a multitude of regions and sectors. The largest regional exposure is to the United States, and largest sector exposures to Information Technology, Health Care, and Consumer Discretionary. During the fiscal year ended March 31, 2026, the Fund deployed approximately $13.1 million into underlying private investment funds via capital calls and received over $13.1 million from its underlying funds via distributions.

The Fund’s underlying investment funds performed well during the fiscal year ended March 31, 2026. The Fund has had positive returns in over 73% of months since its inception on May 13, 2016. Since inception, the Fund has outperformed the S&P 500 Total Return Index and MSCI All-Country World Index in every month those indexes were negative.

The Fund continues to evaluate opportunities to deploy capital and attempts to manage exposure via primary commitments, secondary market transactions, and co-investment opportunities to deliver a portfolio of private investments diversified across a wide array of managers, strategies, vintage years, and geographies.

Market Overview

Over the 12 months ended March 31, 2026, private equity markets experienced improving transaction and exit activity as financing conditions stabilized and valuation expectations between buyers and sellers became more aligned. Sponsors continued to emphasize operational value creation, margin improvement, and strategic add-on acquisitions to drive returns in a higher interest rate environment. While exit activity improved relative to prior periods, supported by sponsor-to-sponsor transactions and selective IPO issuance, fundraising conditions remained challenging and continued to favor larger, established managers. Overall, the market reflected a gradual recovery from the more constrained environment experienced during 2023 and 2024.3

Looking ahead to the remainder of 2026, the outlook for both private equity remains constructive, supported by improving deal activity, significant available capital, and continued demand for private financing solutions. At the same time, elevated interest rates and broader macroeconomic uncertainty are expected to maintain a greater emphasis on disciplined underwriting, operational execution, and manager selection across both asset classes.3

Sincerely,

Princeton Fund Advisors, LLC

This document does not constitute an offer to sell or a solicitation of an offer to buy securities. Any such offer will be made only by means of the Confidential Prospectus. This document does not contain a complete description of the Fund and the risks associated with an investment therein. Prospective investors and their respective advisors should consider the investment objectives, risks, and charges and expenses of the Fund carefully and read the Prospectus carefully before investing.

[1]	Bloomberg, as of 3/31/2026.

[2]	Class I Share. The inception date for the Class I Share is May 13, 2016. The annualized returns are represented from the inception date. The standard deviation and maximum drawdown are represented inception to March 31, 2026.

[3]	Pitchbook, Q1 2026 US PE Breakdown.

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Everest Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Everest Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. The Fund’s management fee is 1.20%. The Fund’s total annual operating expenses are 4.52%, 3.92%, 4.22%, and 4.78% for Class A, I, II, and L shares, respectively, per the Fund’s prospectus dated July 31, 2025. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until July 31, 2026. After this fee waiver, the expense ratios are 4.47%, 3.87%, 4.17%, and 4.73% for the Class A, I, II, and L shares, respectively, per the Fund’s prospectus dated July 31, 2025. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more information regarding the Fund’s fees and expenses, including other share classes. With respect to Class L Shares, Northern Lights Distributors, LLC (“NLD”) will re-allow the stated portion of the placement fee/sales load to Sub-Placement Agents and others who have sold shares pursuant to a selling agreement with NLD. The Re-Allowed Amount for Class A and L shares is 3.25% and 2.00%, respectively. Class I and Class II Shares do not have a placement fee/sales load. Please review the Fund’s Prospectus for more information regarding the Fund’s fees and expenses, including other share classes.

Important Risk Information:

The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. Subject to the regulatory restrictions described below, the Fund may borrow money in connection with its investment activities. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund, may substantially affect private equity funds and such changes may adversely impact the performance of the Fund. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will bear a portion of the Management Fee and other expenses of the Fund. The Fund intends to hold its interests in the Investment Funds in non-voting form. The Fund is a “non-diversified” investment company for purposes of the 1940 Act. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. The valuations reported by the Investment Funds based upon which the Fund determines its net asset value calculated as of month-end and the net asset value of each Share, may be subject to later adjustment or revision. Investors who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements. The Investment Funds will include direct and indirect investments in various companies, ventures and businesses. The Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business. An Investment Fund may invest in venture capital. An Investment Fund may invest in mezzanine loans. The Fund may be exposed to real estate risk through the Investment Funds. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small-to medium-sized market capitalizations. An Investment Fund may concentrate its investments in specific geographic regions. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Investment Funds may include direct and indirect investments in a number of different currencies. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Funds on a quarterly basis. The Fund may be required to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense. An Investment Fund may, among other things, terminate the Fund’s interest in that Investment Fund. The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. The Fund may acquire contingent liabilities associated with such interest. The Fund anticipates that it will maintain a sizeable cash position in anticipation of funding capital calls. The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds, or private funds exempt from registration such as hedge funds and private equity funds.

Other Risks:

Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a clawback. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not invest in the Fund unless they have the resources to sustain the loss of their entire investment. From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer. The Fund’s assets, and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. The Fund may repurchase Fund Shares held by an Investor or other person acquiring Shares from or through an Investor. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors. The Advisor expects that the Fund will participate in multiple Investments. The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of Portfolio Companies. It is expected that Investors will invest in the Fund pursuant to preexisting relationships with Sub-Placement Agents. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Code.

Definitions:

The S&P 500 Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The MSCI All-Country World Index is a free-float-adjusted capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Shareholders cannot invest directly in an Index. Standard Deviation is a statistical measure of how consistent returns are over time. It is calculated as the square root of variance by determining the variation between each data point relative to the mean. Maximum Drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.

Princeton Everest Fund

PORTFOLIO REVIEW

March 31, 2026 (Unaudited)

The Fund’s performance figures* for the periods ended March 31, 2026, compared to its benchmark:

				Annualized Since	Annualized Since	Annualized Since	Annualized
		Annualized	Annualized	Inception(a) -	Inception(b) -	Inception(c) -	Inception(d) -
	One Year	Three Year Five Year		March 31, 2026	March 31, 2026	March 31, 2026	March 31, 2026
Princeton Everest Fund – Class A	3.94%	6.05%	6.34%	7.99%	N/A	N/A	N/A
Princeton Everest Fund – Class A with load	0.27%	4.80%	5.58%	7.59%	N/A	N/A	N/A
Princeton Everest Fund – Class I	4.51%	6.68%	6.96%	N/A	8.61%	N/A	N/A
Princeton Everest Fund – Class II	4.21%	6.34%	6.63%	N/A	N/A	8.23%	N/A
Princeton Everest Fund – Class L	3.66%	5.70%	6.05%	N/A	N/A	N/A	7.30%
Princeton Everest Fund – Class L with load	1.33%	5.00%	5.57%	N/A	N/A	N/A	6.99%
S&P 500 Total Return Index	17.80%	18.32%	12.06%	14.24%	14.38%	13.86%	13.75%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A and Class L maximum applicable sales charge of 3.50% and 2.25%, respectively, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before recoupment, and including acquired fund fees and expenses are 4.52%, 3.92%, 4.22% and 4.78% for Class A, Class I, Class II and Class L shares, respectively, per the Fund’s prospectus dated July 31, 2025. After the fee waiver or voluntary affiliated waiver, the expense ratios are 4.47%, 3.87%, 4.17% and 4.73% for Class A, Class I, Class II, and Class L shares, respectively, per the Fund’s prospectus dated July 31, 2025. The Fund’s performance would have been lower had Princeton Fund Advisors, LLC (the “Adviser”) not waived fees and/or reimbursed or recaptured expenses. The Fund’s performance would have been higher in years when the Adviser recaptured previously waived fees and/or reimbursed expenses. Class A and Class L shares are subject to sales charges, as described above, imposed on purchases which may be reduced or waived by the Adviser. All share classes are subject to a maximum early repurchase fee of 2.00% if redeemed within one year of purchase. For performance information current to the most recent month-end, please call toll-free 1-855-924-2454.

(a)	Inception date for Class A is July 1, 2016.

(b)	Inception date for Class I is May 13, 2016.

(c)	Inception date for Class II is April 3, 2017.

(d)	Inception date for Class L is July 2, 2018.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Princeton Everest Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

March 31, 2026

Comparison of the Change in Value of a $50,000 Investment

The Fund’s holdings by asset class as of March 31, 2026, are as follows:

Asset Classes	% of Net Assets
Private Funds	86.3%
Mutual Funds	13.0%
Exchange-Traded Funds	2.9%
Short Term Investment	4.6%
Liabilities In Excess of Other Assets	-6.8%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a listing of the Fund’s holdings.

Princeton Everest Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2026

							Unrealized
							Appreciation /
	Geographic				% of Net		(Depreciation)
Investments	Region	Shares	Cost	Fair Value	Assets		from Investments
PRIVATE FUNDS (f) - 86.3%
Apollo Hybrid Value Fund, L.P. (a)(e)	Americas		$9,316,342	$11,823,395	9.3%		$2,507,053
Apollo Investment Fund VI L.P. (a)(i)	Americas		47,123	84,802	0.1		37,679
Apollo Investment Fund X L.P. (a)(e)	Americas		3,220,195	4,333,334	3.4		1,113,139
Bain Capital Fund X, L.P. (a)(i)	Americas		4,371,268	3,002,940	2.3		(1,368,328)
Bain Capital Special Situations Asia, L.P. (a)(e)	Asia		2,737,428	3,365,796	2.6		628,368
Blackstone Capital Partners IX LP (a)(e)	Americas		1,748,896	1,939,847	1.5		190,951
Blackstone Partners V LP (a)(i)	Americas		46,242	21,643	0.0	(h)	(24,599)
Blackstone Partners VIII LP (a)(e)	Americas		2,478,197	2,898,795	2.3		420,598
Bridge Debt Strategies Fund II LP (a)(e)	Americas		754,328	469,504	0.4		(284,824)
Carlyle Direct Alternative Opportunities Fund II (a)(e)	Americas		3,850,233	4,217,032	3.3		366,799
Carlyle Partners VIII, L.P. (a)(e)	Americas		7,362,973	8,110,173	6.3		747,200
Ellington Private Opportunities Partners II LP (a)(c)(e)	Americas		10	1,128,133	0.9		1,128,123
Ellington Private Opportunities Partners III LP (a)(e)	Americas		1,786,205	2,390,896	1.9		604,691
Guggenheim Private Debt Fund 2.0, LLC (a)(e)	Americas		562,410	55,112	0.0	(h)	(507,298)
Hellman & Friedman Capital Partners X LP (a)(e)	North America & Europe		496,980	542,244	0.4		45,264
Hellman & Friedman Capital Partners XI LP (a)(e)(g)	North America & Europe		—	(499,991)	(0.4)		(499,991)
KKR Americas Fund XII L.P. (a)(e)	Americas		1,445,471	2,169,612	1.7		724,141
KKR Asian Fund III L.P. (a)(e)	Asia		2,665,927	2,562,272	2.0		(103,655)
KKR European Fund V SCSp (a)(e)	Europe		2,744,022	2,858,559	2.2		114,537
KKR Indigo Equity Partners A L.P. (a)(e)	Americas		1,966,433	2,350,742	1.8		384,309
KKR North America Fund XI L.P. (a)(e)	Americas		4,538,934	1,572,699	1.2		(2,966,235)
KKR North America Fund XIII, SCSp (a)(e)	Americas		3,925,555	4,848,632	3.8		923,077
Silver Lake Alpine II, L.P. (a)(e)	Americas		3,540,307	4,250,423	3.3		710,116
Silver Lake Partners VII, L.P. (a)(e)	Americas		5,716,943	7,176,238	5.6		1,459,295
TPG Healthcare Partners, L.P. (a)(e)	Americas		4,588,226	5,639,521	4.4		1,051,295
TPG Partners VIII, L.P. (a)(e)	Americas		6,116,046	8,384,182	6.5		2,268,136
TPG Partners IX L.P. (a)(e)	Americas		8,036,850	8,890,667	7.0		853,817
Warburg Pincus Global Growth, L.P. (a)(e)	Global		5,855,231	10,746,447	8.4		4,891,216
Warburg Pincus Global Growth 14, L.P. (a)(e)	Global		3,054,407	5,317,341	4.1		2,262,934
TOTAL PRIVATE FUNDS			$92,973,182	$110,650,990	86.3%		$17,677,808

EXCHANGE-TRADED FUNDS - 2.9%
FIXED INCOME - 2.9%
Janus Henderson AAA CLO ETF	Americas	74,285	3,780,984	3,741,735	2.9		(39,249)
TOTAL EXCHANGE-TRADED FUNDS			$3,780,984	$3,741,735	2.9%		$(39,249)

MUTUAL FUNDS - 13.0%
OPEN END FUNDS - 13.0%
Credit Suisse Floating Rate High Income Fund - Institutional Class	Americas	1,613	9,162	9,681	0.0	% (h)	519
DoubleLine Core Fixed Income Fund - Class I	Americas	346,585	3,244,036	3,188,582	2.5		(55,454)
Guggenheim Total Return Bond Fund - Institutional Class	Americas	156,780	3,731,319	3,734,500	2.9		3,181
PIMCO Income Fund – Institutional Class	Americas	398,367	4,378,049	4,294,392	3.4		(83,657)
Princeton Premium Fund - Class I (b)	Americas	448,703	5,370,754	5,397,892	4.2		27,138
TOTAL MUTUAL FUNDS			$16,733,320	$16,625,047	13.0%		$(108,273)

SHORT TERM INVESTMENT - 4.6%
MONEY MARKET FUND - 4.6%
First American Government Obligations Fund - Class X 3.58% (a)(d)(e)		5,842,447	5,842,447	5,842,447	4.6%
TOTAL SHORT TERM INVESTMENT			$5,842,447	$5,842,447	4.6%

TOTAL INVESTMENTS - 106.8% (Cost - $119,329,933				$136,860,219
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.8)%				(8,693,765)
NET ASSETS - 100.0%				$128,166,454

CLO	- Collateralized Loan Obligation

ETF	- Exchange-Traded Fund

(a)	All or a portion of these securities are restricted to resale.

(b)	Affiliated fund.

(c)	The Fund’s investment in Ellington Private Opportunities Partners II LP was formed under a master-feeder fund structure for the purpose of investing all of its investable assets in Ellington Private Opportunities Master Funds II (A) LP, a Cayman Islands exempted limited partnership and Ellington Private Opportunities Master Fund II (B) LP, a Cayman Islands exempted limited partnership.

(d)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2026.

(e)	All or a portion the investment is a holding of Princeton Private Investments Holdings, LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(f)	The Fund is not able to obtain complete underlying investment holdings details on each of the Underlying Funds to determine if the Fund’s proportional, aggregated, indirect share of any investments held by the Fund exceeds 5% of net assets of the Fund as of March 31, 2026. The Underlying Funds may include investments of the indicated fund along with any combined affiliated partnerships

(g)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy.

(h)	Percentage rounds to less than 0.1%.

(i)	All or a portion the investment is a holding of MYPE Investments Partners, L.P., a wholly-owned subsidiary of the Fund. See Note 2.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2026

ASSETS
Investment securities:
Unaffiliated investments at cost	$113,959,179
Affiliated investments at cost	5,370,754
Investments at cost	$119,329,933
Unaffiliated investments at fair value	$131,462,327
Affiliated investments at fair value	5,397,892
Investments at fair value	$136,860,219

Cash	162,928
Restricted cash	95,000
Deposits with broker	934
Dividend and interest receivable	74,225
Prepaid expenses and other assets	46,291
TOTAL ASSETS	137,239,597

LIABILITIES
Subscriptions received in advance	95,000
Payable for Fund shares repurchased	8,057,416
Management fees payable	390,595
Distribution and servicing fees payable	337,280
Accrued expenses and other liabilities	192,852
TOTAL LIABILITIES	9,073,143
Commitments and contingencies (See Notes 2 and 9)
NET ASSETS	$128,166,454

Composition of Net Assets:
Paid in capital	$87,107,498
Accumulated earnings	41,058,956
NET ASSETS	$128,166,454

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
March 31, 2026

Class A Shares:
Net Assets	$15,481,836
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	1,047,703
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$14.78
Maximum offering price per share (net asset value plus maximum sales charges of 3.50%)	$15.31

Class I Shares:
Net Assets	$103,396,633
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	6,660,111
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$15.52

Class II Shares:
Net Assets	$5,573,189
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	369,358
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$15.09

Class L Shares:
Net Assets	$3,714,796
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	257,109
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$14.45
Maximum offering price per share (net asset value plus maximum sales charges of 2.25%)	$14.78

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

INVESTMENT INCOME
Dividends from unaffiliated investments	$2,265,419
Dividends from affiliated investments	110,194
Interest income	278,450
TOTAL INVESTMENT INCOME	2,654,063

EXPENSES
Management fees	1,670,457
Distribution and/or service fees
Class A	95,162
Class II	20,981
Class L	38,132
Interest expense	240,000
Administrative services fees	143,452
Transfer agent fees	103,193
Professional fees	94,420
Accounting services fees	73,644
Trustees fees and expenses	52,451
Printing and postage expenses	50,000
Compliance officer fees	29,023
Insurance expense	26,945
Custodian fees	15,241
Other expenses	6,000
TOTAL EXPENSES	2,659,101

Less: Fees waived by the adviser for affiliated investments (See Note 4)	(73,339)

NET EXPENSES	2,585,762

NET INVESTMENT INCOME	68,301

NET REALIZED AND UNREALIZED GAIN (LOSS) ON OPERATIONS

Net realized gain (loss) from:
Unaffiliated Investments	6,770,018
Affiliated investments	140,592
6,910,610
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,025,816)
Affiliated investments	97,543
(928,273)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,982,337

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,050,638

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2026	March 31, 2025
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$68,301	$1,883,288
Net realized gain from investments	6,910,610	5,254,544
Net change in unrealized appreciation (depreciation) on investments	(928,273)	1,141,987
Net increase in net assets resulting from operations	6,050,638	8,279,819

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	—	(546,825)
Class I	—	(3,872,018)
Class II	—	(241,122)
Class L	—	(234,275)
Total distributions to shareholders	—	(4,894,240)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	20,000	190,000
Class I	4,763,423	4,382,325
Class II	367,000	366,875
Reinvestment of distributions:
Class A	—	492,816
Class I	—	3,258,776
Class II	—	210,654
Class L	—	190,129
Redemption of shares
Class A	(1,168,972)	(1,208,771)
Class I	(15,317,319)	(11,050,380)
Class II	(2,483,168)	(685,298)
Class L	(1,373,346)	(2,991,771)
Net decrease in net assets resulting from shares of beneficial interest	(15,192,382)	(6,844,645)

NET DECREASE IN NET ASSETS	(9,141,744)	(3,459,066)

NET ASSETS
Beginning of Year	137,308,198	140,767,264
End of Year	$128,166,454	$137,308,198

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31, 2026	March 31, 2025
SHARE ACTIVITY
Class A:
Shares Sold	1,393	13,384
Shares Reinvested	—	34,656
Shares Redeemed	(80,351)	(85,108)
Net decrease in shares outstanding	(78,958)	(37,068)

Class I:
Shares Sold	220,024	298,454
Shares Reinvested	—	219,891
Shares Redeemed	(900,878)	(746,867)
Net decrease in shares outstanding	(680,854)	(228,522)

Class II:
Shares Sold	24,410	25,376
Shares Reinvested	—	14,569
Shares Redeemed	(162,073)	(47,131)
Net decrease in shares outstanding	(137,663)	(7,186)

Class L:
Shares Reinvested	—	13,630
Shares Redeemed	(94,851)	(214,550)
Net decrease in shares outstanding	(94,851)	(200,920)

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,050,638
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation	928,273
Purchase of investments	(19,856,639)
Proceeds from sale of investments and return of capital distributions from investments	28,531,913
Net realized gain on investments	(6,910,610)
Net Purchases of short-term investments	(756,375)
Changes in assets and liabilities:
Decrease in dividend and interest receivable	58,203
Decrease in prepaid expenses and other assets	26,522
Decrease in distribution and servicing fees payable	(2,685)
Decrease in management fees payable	(657)
Decrease in accrued expenses and other liabilities	(64,434)
Net Cash Provided by Operating Activities	8,004,149

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold, net of change in subscriptions received in advance	5,005,423
Payment of shares redeemed, net of change in payable for Fund shares repurchased	(14,353,712)
Net Cash Used by Financing Activities	(9,348,289)

NET DECREASE IN CASH	(1,344,140)
CASH - BEGINNING OF YEAR	1,602,068
CASH - END OF YEAR	$257,928

END OF YEAR BALANCES
Cash	$162,928
Restricted Cash	95,000
END OF YEAR BALANCE	$257,928

Supplemental disclosure of cash flow information:
Supplemental disclosure of non-cash activity:
Cash paid for interest	$240,000

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
Class A	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022
Net asset value, beginning of year	$14.22	$13.95	$12.97	$14.69	$13.17
Gain (Loss) from investment operations:
Net investment income (loss) (1)	(0.06)	0.12	0.05	(0.02)	(0.23)
Net realized and unrealized gain (loss) on investments	0.62	0.63	1.10	(0.29)	2.40
Total from investment operations	0.56	0.75	1.15	(0.31)	2.17
Less distributions from:
Net investment income	—	—	(0.01)	—	—
Net realized gains	—	(0.48)	(0.16)	(1.41)	(0.65)
Total distributions	—	(0.48)	(0.17)	(1.41)	(0.65)
Net asset value, end of year	$14.78	$14.22	$13.95	$12.97	$14.69
Total return (2)	3.94%	5.38%	8.89%	(2.23)%	16.61%
Net assets, at end of year (000s)	$15,482	$16,022	$16,232	$14,332	$13,710
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3,4)	2.40%	2.36%	2.43%	2.59%	3.62%
Ratio of net expenses to average net assets (4)	2.34%	2.31%	2.36%	2.52%	3.69%
Ratio of net investment income (loss) to average net assets (5)	(0.44)%	0.84%	0.35%	(0.12)%	(1.62)%
Portfolio Turnover Rate	14%	26%	18%	43%	67%
Senior securities, exclusive of treasury securities (6)	$—	$—	$—	$—	$7,500,000
Asset coverage ratio of senior securities (7)	N/A	N/A	N/A	N/A	1572%
Asset coverage, per $1,000 of senior securities principal amount (7)	N/A	N/A	N/A	N/A	$15,718

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(7)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
Class I	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022
Net asset value, beginning of year	$14.85	$14.49	$13.43	$15.07	$13.43
Gain (Loss) from investment operations:
Net investment income (loss) (1)	0.02	0.21	0.18	0.07	(0.14)
Net realized and unrealized gain (loss) on investments	0.65	0.66	1.11	(0.30)	2.43
Total from investment operations	0.67	0.87	1.29	(0.23)	2.29
Less distributions from:
Net investment income	—	(0.03)	(0.07)	—	—
Net realized gains	—	(0.48)	(0.16)	(1.41)	(0.65)
Total distributions	—	(0.51)	(0.23)	(1.41)	(0.65)
Net asset value, end of year	$15.52	$14.85	$14.49	$13.43	$15.07
Total return (2)	4.51%	6.00%	9.61%	(1.63)%	17.19%
Net assets, at end of year (000s)	$103,397	$109,037	$109,673	$92,612	$80,258
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3,4)	1.80%	1.76%	1.83%	1.99%	2.98%
Ratio of net expenses to average net assets (4)	1.74%	1.71%	1.76%	1.91%	3.05%
Ratio of net investment income (loss) to average net assets (5)	0.16%	1.44%	1.28%	0.48%	(0.99)%
Portfolio Turnover Rate	14%	26%	18%	43%	67%
Senior securities, exclusive of treasury securities (6)	$—	$—	$—	$—	$7,500,000
Asset coverage ratio of senior securities (7)	N/A	N/A	N/A	N/A	1572%
Asset coverage, per $1,000 of senior securities principal amount (7)	N/A	N/A	N/A	N/A	$15,718

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(7)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
Class II	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022
Net asset value, beginning of year	$14.48	$14.16	$13.15	$14.83	$13.26
Gain (Loss) from investment operations:
Net investment income (loss) (1)	(0.02)	0.16	(0.04)	0.03	(0.19)
Net realized and unrealized gain (loss) on investments	0.63	0.64	1.25	(0.30)	2.41
Total from investment operations	0.61	0.80	1.21	(0.27)	2.22
Less distributions from:
Net investment income	—	—	(0.04)	—	—
Net realized gains	—	(0.48)	(0.16)	(1.41)	(0.65)
Total distributions	—	(0.48)	(0.20)	(1.41)	(0.65)
Net asset value, end of year	$15.09	$14.48	$14.16	$13.15	$14.83
Total return (2)	4.21%	5.66%	9.22%	(1.93)%	16.88%
Net assets, at end of year (000s)	$5,573	$7,343	$7,279	$5,438	$4,883
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3,4)	2.10%	2.06%	2.13%	2.29%	3.33%
Ratio of net expenses to average net assets (4)	2.04%	2.01%	2.06%	2.21%	3.41%
Ratio of net investment income (loss) to average net assets (5)	(0.16)%	1.14%	(0.28)%	0.18%	(1.34)%
Portfolio Turnover Rate	14%	26%	18%	43%	67%
Senior securities, exclusive of treasury securities (6)	$—	$—	$—	$—	$7,500,000
Asset coverage ratio of senior securities (7)	N/A	N/A	N/A	N/A	1572%
Asset coverage, per $1,000 of senior securities principal amount (7)	N/A	N/A	N/A	N/A	$15,718

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(7)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
Class L	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022
Net asset value, beginning of year	$13.94	$13.72	$12.77	$14.53	$13.07
Gain (Loss) from investment operations:
Net investment income (loss) (1)	(0.10)	0.08	0.02	(0.05)	(0.27)
Net realized and unrealized gain (loss) on investments	0.61	0.62	1.09	(0.30)	2.38
Total from investment operations	0.51	0.70	1.11	(0.35)	2.11
Less distributions from:
Net realized gains	—	(0.48)	(0.16)	(1.41)	(0.65)
Total distributions	—	(0.48)	(0.16)	(1.41)	(0.65)
Net asset value, end of year	$14.45	$13.94	$13.72	$12.77	$14.53
Total return (2)	3.66%	5.10%	8.68%	(2.55)%	16.27%
Net assets, at end of year (000s)	$3,715	$4,907	$7,583	$7,845	$9,320
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3,4)	2.65%	2.62%	2.68%	2.85%	3.92%
Ratio of net expenses to average net assets (4)	2.59%	2.57%	2.61%	2.78%	4.00%
Ratio of net investment income (loss) to average net assets (5)	(0.68)%	0.61%	0.13%	(0.39)%	(1.92)%
Portfolio Turnover Rate	14%	26%	18%	43%	67%
Senior securities, exclusive of treasury securities (6)	$—	$—	$—	$—	$7,500,000
Asset coverage ratio of senior securities (7)	N/A	N/A	N/A	N/A	1572%
Asset coverage, per $1,000 of senior securities principal amount (7)	N/A	N/A	N/A	N/A	$15,718

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(7)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2026

1.	ORGANIZATION

Princeton Everest Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 18, 2014. The Fund is non-diversified, and its investment objective is to seek long-term capital appreciation. The Fund commenced operations on May 13, 2016.

The Fund offers four classes of shares of beneficial interest (“Shares”), designated as Class A Shares, Class I Shares, Class II Shares and Class L Shares to investors eligible to invest in the Fund. Class I and Class II Shares are offered at net asset value. Class A and Class L Shares are offered at net asset value plus a maximum sales charge of 3.50% and 2.25%, respectively. On March 24, 2023, the Board of Trustees of the Fund (the “Board”) unanimously agreed to convert Class AA, Class C and Class T shares into Class A, Class II, and Class L shares respectively. On May 26, 2023, the share class conversions took place.

The Fund may offer additional classes of Shares in the future. Each class of Shares has certain differing characteristics, particularly in terms of the sales charges that investors in that class may bear, and the distribution fees and/or shareholder servicing fees that each class may be charged. The net asset value (“NAV”) for each Share class is calculated separately based on the fees and expenses applicable to each class of Shares. It is expected that the NAV of each Share class will vary over time as a result of the differing fees and expenses applicable to each class of Shares, different inception dates and different offering prices of each respective Share class on its initial closing. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day based upon the total net assets of each class.

The Fund is a registered investment fund. The Fund is similar to an unregistered private fund in that (i) Shares are sold in comparatively large minimum denominations in private placements solely to high net worth individuals and institutional investors, and are subject to restrictions on transfer, and (ii) the Fund pays, and investors bear, an asset-based investment management fee, and are subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the “Underlying Funds” in which the Fund invests. “Underlying Funds” means investment companies such as open-end registered funds, closed-end funds, and exchange traded funds (“ETFs”), business development companies, or private funds exempt from registration such as hedge funds, private credit funds and “Investment Funds”. “Investment Funds” means private equity pooled investment vehicles of any type, including primary offerings and secondary acquisitions of interests in alternative funds that pursue private equity strategies and co-investment opportunities in operating companies presented by one or more Investment Funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (“ASC 946”) including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value as reported by such investment companies that follow ASC 946. The valuation of the Fund’s investments in Underlying Funds (including Investment Funds) is ordinarily determined based upon valuations provided by the Underlying Funds on a monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest will not have a readily ascertainable market price and will be valued by the Underlying Fund.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

In this regard, an Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. When investing in an Underlying Fund (other than publicly offered mutual funds and ETFs), the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which will include a determination whether the Underlying Fund utilizes market values when available, and otherwise will utilize principles of fair value which the Adviser believes are consistent with those used by the Fund. However, no assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Board. The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments affects the Adviser’s compensation. Moreover, the Adviser generally does not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund provides valuations on a monthly basis.

The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. A valuation committee comprised of the Fund’s personnel meets monthly, or as needed, to determine the valuation of the Fund’s investments.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The Fund recognizes transfers into and out of Levels 1, 2, and 3 as of the beginning of the reporting period in which the transfer occurs.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026, for the Fund’s assets and liabilities measured at fair value:

				Investments
Assets *	Level 1	Level 2	Level 3	Valued at NAV	Total
Private Funds	$—	$—	$(499,991)	$111,150,981	$110,650,990
Exchange-Traded Funds	3,741,735	—	—	—	3,741,735
Mutual Funds	16,625,047	—	—	—	16,625,047
Short Term Investment	5,842,447	—	—	—	5,842,447
Total Investments:	$26,209,229	$—	$(499,991)	$111,150,981	$136,860,219

*	Refer to the Consolidated Portfolio of Investments for industry classification.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

		Proceeds from		Change in
		sales and		unrealized
Beginning	Cost of	principal	Net realized	appreciation/	Transfers into	Transfers out of	Ending Balance
Balance 3/31/25	purchases	paydowns	gain (loss)	(depreciation)*	Level 3	Level 3	3/31/26
$3,972,727	$—	$—	$—	$(499,991)	$—	$(3,972,727)	$(499,991)

*	This amount also represents the change in unrealized appreciation/(depreciation) still held as of March 31, 2026.

Transfers to and from Level 3 occurred due to an increase/decrease in the significance of an unobservable input to the estimate of fair value as of and during the year ended March 31, 2026, due to timing of the investment interests’ net asset value or to fund liquidation.

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of March 31, 2026:

Investment Type	Value at 3/31/26	Valuation Techniques(s)	Unobservable Input(s)	Sing Input or Range of Inputs	Weighted Average^
Private Funds	$(499,991)	Broker Quote	N/A	N/A	N/A

*	An increase in the input would indicate an increase in fair value.

^	Weighted average is calculated by summing the products of the inputs and the assets to which the input is applied and dividing by the total level 3 assets.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of an Investment Fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or it was determined by the Fund’s valuation procedures that the private equity is not being reported at fair value.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

The following are restricted securities measured at NAV per share or Level 3 investments:

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	*Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Apollo Hybrid Value Fund, L.P.	10/29/2018	Value	Investments in debt and equity securities that trade for less than their intrinsic values due to long-term secular changes, misunderstood risk/reward, company-specific conditions and episodic market dislocation.	$11,823,395	$5,137,185	2028 Subject to three-year extension	None	N/A	Liquidity in form of distributions from investments.
Apollo Investment Fund VI, LP	6/30/2023	Private Equity Leveraged Buyout	Apollo seeks to source attractive investment opportunities at value-oriented prices and unlock strong performance by harnessing the depth and breadth of the Firm’s integrated investment management businesses.	$84,802	$73,072	2016*	None	N/A	Liquidity in form of distributions from investments.
Apollo Investment Fund X LP	10/1/2022	Private Equity Leverage Buyout	Apollo seeks to source attractive investment opportunities at value-oriented prices and unlock strong performance by harnessing the depth and breadth of the Firm’s integrated investment management businesses.	$4,333,334	$6,576,912	2032 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Bain Capital Fund X, L.P.	6/30/2023	Private Equity Leveraged Buyout	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$3,002,940	$997,716	2017*	None	N/A	Liquidity in form of distributions from investments.
Bain Capital Special Situations Asia, L.P.	4/19/2018	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$3,365,796	$4,702,357	2026 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Blackstone Capital Partners IX L.P.	6/29/2022	Private Equity Leverage Buyout	The Investment process, from the initial identification of the investment opportunity to the final investment decision, through our ownership period to the ultimate monetization, is a disciplined approach integrating financial and ESG objectives.	$1,939,847	$5,734,934	2033 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.
Blackstone Capital Partners V, L.P.	6/30/2023	Private Equity Leveraged Buyout	The Investment process, from the initial identification of the investment opportunity to the final investment decision, through our ownership period to the ultimate monetization, is a disciplined approach integrating financial and ESG objectives.	$21,643	$—	2016*	None	N/A	Liquidity in form of distributions from investments.
Blackstone Capital Partners VIII L.P.	2/28/2020	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$2,898,795	$229,809	2030 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Bridge Debt Strategies Fund II LP	9/18/2017	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$469,504	$13,093	2022 Subject to two one-year extensions*	None	N/A	Liquidity in form of distributions from investments.
Carlyle Direct Alternative Opportunities Fund II, L.P.	3/11/2022	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$4,217,032	$1,196,632	2030 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Carlyle Partners Fund VIII	4/15/2022	Private Equity Leverage Buyout	Investments in control-oriented and strategic minority investments in mainly buyout transaction, with equity investments where opportunity available to Carlyle ranges from $300 million to more than $2 billion of total equity capital.	$8,110,173	$3,656,994	2032 Subject to two one-year extensions	None	NA	Liquidity in form of distributions from investments.
Ellington Private Opportunities Partners II LP	6/14/2018	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$1,128,133	$—	2022 Subject to two one-year extensions*	None	N/A	Liquidity in form of distributions from investments following the investment period.
Ellington Private Opportunities Partners III LP	11/12/2021	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$2,390,896	$—	2026 Subject to a one-year extension	None	N/A	Liquidity in form of distributions from investments following the investment period.
Guggenheim Private Debt Fund 2.0, LLC	7/15/2016	Private Debt	This fund seeks to generate current income and long-term capital appreciation by investing in a portfolio of privately negotiated debt investments, along with equity kickers and miscellaneous preferred and other equity investments.	$55,112	$170,606	2024 Subject to three one-year extensions*	None	N/A	Liquidity in form of distributions from investments following the investment period.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	*Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Hellman & Friedman Capital Partners X (Parallel), L.P.	3/31/2024	Private Equity Leveraged Buyout	HFCP X will primarily seek to build a concentrated portfolio of high-quality public and private companies where the Firm can devote significant resources to drive long-term capital appreciation.	$542,244	$44,260	2030 Subject to two year extension	None	N/A	Liquidity in form of distributions from investments.
Hellman & Friedman Capital Partners XI, LP	6/15/2022	Private Equity Leveraged Buyout	The partnership’s primary purpose is to make investments, both within the United States and internationally, for long-term capital appreciation, in public and private companies.	$(499,991)	$20,000,000	2032 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
KKR Americas Fund XII L.P.	3/3/2016	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$2,169,612	$141,400	2028	None	NA	Liquidity in form of distributions from investments.
KKR Asian Fund III L.P.	3/31/2017	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$2,562,272	$399,845	2028	None	NA	Liquidity in form of distributions from investments.
KKR European Fund V SCSp	1/1/2019	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$2,858,559	$243,372	2030 Subject to two one-year extensions	None	NA	Liquidity in form of distributions from investments.
KKR Indigo Equity Partners A L.P.	6/9/2022	Private Equity Continuation Vehicle	The investment objective and policy of the Partnership are to acquire a Portfolio Investment in Internet Brands.	$2,350,742	$—	2027 Subject to two-year extension	None	NA	Liquidity in form of distributions from investments.
KKR North America Fund XI, LP	5/13/2016	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$1,572,699	$16,629	2023*	None	N/A	Liquidity in form of distributions from investments.
KKR North America Fund XIII, SCSp	6/25/2021	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$4,848,632	$262,198	2032 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.
Silver Lake Alpine II, L.P.	12/24/2021	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$4,250,423	$1,728,565	2032 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Silver Lake Partners VII LP	8/1/2022	Private Equity Leverage Buyout	The principal investment objective of the Underlying Fund is to make private equity investments in large-scale companies within the technology, technology-enabled and related growth industries. Investments will be effected using a broad variety of investment types and transaction structures.	$7,176,238	$4,027,123	2032 Subject to three one-year extensions	None	N/A	Liquidity in form of distributions from investments.
TPG Healthcare Partners, L.P.	12/31/2018	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$5,639,521	$504,726	2028 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
TPG Partners VIII, L.P.	12/31/2018	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$8,384,182	$758,469	2028 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
TPG Partners IX LP	5/2/2022	Private Equity Leverage Buyout	TPG IX is being formed to seek attractive returns by making significant investments in operating companies through acquisitions and financings.	$8,890,667	$1,816,367	2032 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Warburg Pincus Global Growth, L.P.	3/26/2019	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$10,746,447	$580,000	2031 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.
Warburg Pincus Global Growth 14 L.P.	2/1/2022	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$5,317,341	$487,500	2034 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.

TOTAL				$110,650,990	$60,978,732

*	The general partner of the Underlying Fund has exercised its right to extend the Fund beyond its initial termination date as it exits its investments.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Unfunded Commitments – As of March 31, 2026, the Fund had total unfunded commitments of $60,978,732. The Fund’s commitment strategy aims to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Investors, amounts available through borrowing, and any distributions made to Investors.

Consolidation of Subsidiary – Princeton Private Investments Holdings, LLC (“PPIH”) –The Fund formed a wholly owned subsidiary for the sole purpose of holding all the Fund's illiquid private fund investments. PPIH is a Delaware LLC and is a disregarded entity for tax purposes. The results of operations from PPIH have been consolidated with the Fund’s results for financial reporting purposes.

MYPE Investment Partners, L.P. (“MYPEIP”) – The Fund acquired 100% of the economic interests of MYPEIP in an asset exchange agreement. MYPEIP is a Delaware limited partnership that primarily holds illiquid private investments. MYPEIP owns 100% of MD Medical Products, LLC, a Delaware LLC (“MDMED”). MDMED is a disregarded entity for tax purposes whose sole purpose is holding an investment in Bain Capital Fund X, L.P. The results of operations from MYPEIP, including its ownership of MDMED have been consolidated with the Fund’s results for financial reporting purposes.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Investment Funds are recorded either as dividend income, realized gains or return of capital based on how the income for such distributions were derived as characterized by management of the Investment Funds. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to intend to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2022 to September 30, 2024 or expected to be taken for the tax year ended September 30, 2025. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Escrowed Cash, Subscriptions Received in Advance and Restricted Cash Balances - The Fund utilizes escrow agents to hold cash deposited to escrow accounts by potential investors. Cash deposits must be accompanied by corresponding subscription agreements to be held in escrow. If cash is received without an accompanying subscription document or if the potential investor is denied admittance to the Fund, the cash is returned to the potential investor. At each close date, upon receiving notification from the Fund, the escrow agent will release the cash for shareholders being admitted into the Fund to the Fund’s unrestricted operating account. Restricted cash balances held in escrow,

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

as of March 31, 2026, totaled $95,000. A corresponding liability is included in subscriptions received in advance on the statement of assets and liabilities.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2026, cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments) amounted to $19,419,380 and $28,414,748, respectively.

The following risks relate to investments by the Fund and the Underlying Funds (including Investment Funds) in which it may invest:

Investment Risk . All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, pandemics, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful, (ii) the Investment Funds will achieve their return expectations, (iii) the Investment Funds will achieve any return of capital invested, (iv) the Fund’s investment activities will be successful, or (v) Investors will not suffer losses from an investment in the Fund.

Limitations on Transfer; Shares Not Listed; No Market for Fund Shares. The transferability of Shares is subject to certain restrictions, including restrictions imposed under applicable securities laws. The Shares are not traded on any securities exchange or other market. No market currently exists for Shares and none is expected to develop.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open- end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund may offer to repurchase Shares from time to time, an Investor may not be able to redeem its Shares for a substantial period of time.

Substantial Fees and Expenses. By investing in Underlying Funds (including Investment Funds) through the Fund, an investor bears a portion of the Management Fee and other expenses of the Fund. An investor also indirectly bears a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Underlying Funds.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund does not intend to invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Private Credit Fund Risks. The Fund is subject to all risks associated with the private credit funds in which it may invest. Prepayment risk is associated with debt investment strategies, including investments in mortgages or mortgage-related securities, consumer credit or corporate credit. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. Also, the Underlying Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks.

Valuation of the Fund’s Interests in Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds on a daily, monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest do not have a readily ascertainable market price and are valued by the Underlying Fund. The Adviser oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Board. The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation. Moreover, the Adviser generally does not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund provides valuations on a monthly basis.

Commitment Strategy. The Fund may seek to employ an “over-commitment” strategy with respect to its investments in private funds in order to boost returns, while balancing the need for a certain level of liquidity. Holding a sizeable cash position may result in lower returns to the extent the Fund holds cash rather than employing an “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund, including an adverse impact on the Fund’s ability to fund capital contributions, to pay for repurchases of Shares tendered by Investors or to meet expenses generally. Moreover, if the Fund defaults on its commitment to an Investment Fund or fails to satisfy capital calls to an Investment Fund in a timely manner then, generally, it will be subject to significant penalties, such as the forfeiture of some or all of the Fund’s capital contribution to the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) indirectly cause the Fund and its Investors to be subject to certain penalties from the Investment Funds (including the forfeiture of a portion of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, climate-change and climate-related events, the spread of infectious illness or other public health issue, recessions and depressions, tariffs and trade wars or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

International conflicts in Eastern Europe and the Middle East have led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee (the “Management Fee”) monthly in arrears. For purposes of determining the Management Fee payable to the Adviser for any month, the total managed assets are calculated as the value of the total assets of the

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage), at an annual rate of 1.20% of the Fund’s total managed assets. For the year ended March 31, 2026, the Fund incurred $1,670,457 in management fees.

The Fund may invest a portion of its assets in the Deer Park Total Return Credit Fund and Princeton Premium Fund, each advised by the Adviser. The Adviser has voluntarily elected to waive a portion of the Management Fee attributable to assets of the Fund invested in any investment company advised by the Adviser. The portion waived is equal to the amount of the management fee paid to the Adviser by such affiliated investment company, less the attributable amount of (i) any fees to any subadvisor to the affiliated investment company and (ii) any fee waivers, expense reimbursements and other direct expenses incurred by the Adviser to the affiliated investment company. Fees waived pursuant to this voluntary waiver are not subject to recoupment in future periods. As of March 31, 2026, the Adviser waived $73,339 in management fees pursuant to the voluntary agreement.

The Adviser has entered into an expense limitation and reimbursement agreement with the Fund, which has been amended and restated to be effective until July 31, 2026 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund for each Share class during the Limitation Period to an amount not to exceed 0.75% per annum of the Fund’s net assets attributed to such Share class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: the Fund’s direct expenses or proportional share of (i) fees, expenses, allocations, carried interests, etc. of the Underlying Funds in which the Fund invests (including all acquired fund fees and expenses), (ii) transaction costs, including legal costs and brokerage commissions, of the Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments, (iii) interest payments incurred by the Fund, (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (v) taxes of the Fund, (vi) extraordinary expenses of the Fund as determined in the Adviser’s sole discretion, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses, (vii) the distribution fees and/or service fees paid by the Fund, and (viii) the Management Fee or any other investment management fee paid by the Fund. “Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of the Investors. These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month during the Limitation Period exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement by the Fund for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years after such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the lower of the Expense Cap or the then-current expense limitation, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the lower of the Expense Cap or the then-current expense limitation. For the year ending March 31, 2026, the Adviser did not waive any expenses based on the expense limitation and reimbursement agreement with the Fund. For the year ended March 31, 2026, the Adviser recaptured $0 of previously waived expenses and there are none available for recoupment.

Distributor – The Fund, pursuant to the conditions of the exemptive order issued by the SEC, has adopted distribution and/or service plans with respect to Class A, Class II and Class L Shares (the “Distribution and Service Plan”) in conformity with Rule 12b-1 under the 1940 Act.

An annual “Distribution and/or Service Fee” of up to 0.60%, 0.30% and 0.85% of the aggregate net asset value of Class A, Class II and Class L Shares, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Fund Shares), is charged on an aggregate class-wide basis, and Investors will be subject to the fee as long as they hold their Class A, Class II and Class L Shares. Class I Shares are not subject to a Distribution and/or Service Fee.

For the year ended March 31, 2026, the Fund incurred Distribution and/or Service Fees of $95,162, $20,981, and $38,132 for Class A, Class II, and Class L Shares, respectively.

Under the terms of a distribution agreement (the “Distribution Agreement”) effective January 15, 2019, with Northern Lights Distributors LLC (“NLD”), NLD was authorized to retain brokers, dealers and certain financial advisors (which

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

may include wealth advisors) (each a “financial intermediary”) for distribution services and to provide related sales support to Investors holding Class A, Class II and Class L Shares. Each compensated financial intermediary is paid by NLD based on the aggregate net asset value held by Investors that receive services from such financial intermediary. NLD is expected to pay a Distribution and/or Service Fee to such financial intermediaries, who may use such fees to compensate the financial advisory personnel involved in the placement and on-going service, as applicable of Class A, Class II and Class L Shares.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

5.	REPURCHASE OF SHARES

No Fund shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Shares from Investors on a quarterly basis with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to not more than 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of any Share class from an investor at any time prior to the day immediately preceding the one- year anniversary of the investor’s purchase of such Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

During the year ended March 31, 2026, the Fund repurchased tendered shares as follows:

			Number of	Net Asset	Redemption	Shares Outstanding on
	Repurchase Offer	% of Shares	Shares	Value of	Value of	Repurchase Date, Before
Repurchase Date	Amount	Tendered	Tendered	Shares	Shares	Repurchase
June 30, 2025
Class A		5.10%	57,410	$14.36	$824,398	1,126,660
Class I		2.85%	211,161	$15.02	$3,171,643	7,397,159
Class II		2.67%	13,590	$14.63	$198,823	509,783
Class L		10.29%	36,226	$14.07	$509,698	351,960
Total	$6,968,826				$4,704,562
September 30, 2025
Class A		1.01%	10,781	$14.84	$159,996	1,070,643
Class I		1.95%	142,552	$15.54	$2,215,259	7,310,182
Class II		7.37%	37,282	$14.13	$564,084	505,660
Class L		2.69%	8,502	$14.53	$123,538	315,734
Total	$6,984,052				$3,062,877
December 31, 2025
Class A		1.15%	12,160	$15.18	$184,578	1,059,862
Class I		1.90%	136,328	$15.93	$2,171,711	7,174,247
Class II		21.41%	102,363	$15.50	$1,586,629	478,021
Class L		12.60%	38,723	$14.48	$575,032	307,232
Total	$7,088,069				$4,517,950
March 31, 2026
Class I		6.97%	498,631	$15.56	$7,758,706	7,158,742
Class II		2.34%	8,838	$15.12	$133,632	378,196
Class L		4.25%	11,400	$14.48	$165,078	268,509
Total	$7,116,930				$8,057,416

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2026, the Fund continues to intend to qualify as a regulated investment company.

The Fund’s tax year end is September 30, 2025, as such, the information in this section is as of the Fund’s tax year end.

The tax character of fund distributions paid for the tax years ended September 30, 2025 and September 30, 2024, are as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2025	September 30, 2024
Ordinary Income	$49,497	$723,853
Long-Term Capital Gain	357,257	—
Return of Capital	4,487,486	1,466,862
	$4,894,240	$2,190,715

As of September 30, 2025 and adjusted for activity through fiscal year ended March 31, 2026, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$2,120,823	$—	$—	$(3,118,773)	$42,056,906	$41,058,956

The difference between book basis and tax basis accumulated net investment losses, accumulated realized loss on security transactions and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales. unamortized portion of organization expenses for tax purposes, adjustments for partnerships and fiscal year adjustments for net operating losses.

Permanent book and tax differences, primarily attributable to the prior tax year end adjustments, resulted in reclassifications for the Fund for September 30, 2025 and adjusted for activity through the fiscal year ended March 31, 2026 as follows:

Paid
In	Distributable
Capital	Earnings
$(44,220)	$44,220

These reclassifications had no effect on net assets.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedules K-1 for the year ended December 31, 2025 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2026 will not be finalized by the Fund until after the fiscal period end. As of September 30, 2025 and adjusted for activity through fiscal year ended March 31, 2026, the tax cost, gross unrealized appreciation and depreciation, and net unrealized are as follows:

As of March 31, 2026, the tax cost, gross unrealized appreciation and depreciation, and net unrealized are as follows:

	Gross Unrealized	Gross Unrealized
Tax Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$94,803,313	$48,874,439	$(6,817,533)	$42,056,906

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

8.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or under common management. Companies which are affiliates of the Fund on March 31, 2026, are noted in the Fund’s Consolidated Portfolio of Investments. Transactions during the year ended March 31, 2026, with companies which are affiliates are as follows:

					Net Change in
	Fair Value -				Unrealized		Dividends
	Beginning of		Sales	Realized	Appreciation/	Fair Value - End	Credited to	Shares at
Description	Period	Purchases	Proceeds	Gain/Loss	Depreciation	of Period	Income	Year End
Princeton Premium Fund - Class I	$5,049,562	$292,304	$(182,109)	140,592	$97,543	$5,397,892	$110,194	448,703
Total	$5,049,562	$292,304	$(182,109)	$140,592	$97,543	$5,397,892	$110,194	448,703

9.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

The Fund has a line of credit with Barclays Bank, PLC of up to $20,000,000 with a maturity date of May 7, 2027, under a revolving credit agreement. The line of credit is secured by substantially all Fund assets and is used for a variety of short-term cash management purposes, including to pay unfunded commitments to the restricted securities discussed in Note 2. The Fund may request credit increases in $1,000,000 increments. The cost for the borrowing against the line of credit is SOFR plus 3.41% per annum.

For the year ended March 31, 2026, the interest expense and loan costs were $0 and $ 240,000, respectively, which are included in interest expense on the consolidated statement of operations. There was no outstanding borrowing as of March 31, 2026, or during the period.

10.	SEGMENT REPORTING

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The Fund has a single operating segment, as the CODM monitors the operating results of the Fund as a whole and its long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers. The financial information in the form of portfolio composition, total returns, expense ratios and changes in net assets which are used by the CODM to assess the segment’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

11.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded there are no subsequent events that would have an impact requiring adjustment or disclosure in the financial statements except for those items disclosed elsewhere in these consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Princeton Everest Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Princeton Everest Fund and its subsidiaries (the Fund), including the consolidated portfolio of investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the related notes to the consolidated financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodians, broker, and underlying fund advisors, or by other appropriate auditing procedures where replies from underlying fund advisors were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC’s investment companies since 2017.

Denver, Colorado

June 11, 2026

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2026

Princeton Fund Advisors, LLC, (Advisor to Princeton Everest Fund)

In connection with the board meeting held on February 18, 2026, the Board of Trustees (the “Board” or “Trustees”) of Princeton Everest Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment Advisory agreement (the “Management Agreement”) between the Fund and Princeton Fund Advisors, LLC (the “Advisor”) .. In considering the renewal of the Management Agreement, the Trustees received materials specifically relating to the Management Agreement, the Advisor, and a memorandum from Thompson Hine LLP regarding the duties of the Trustees with respect to approval of the Management Agreement.

Representatives from the Advisor delivered a presentation to the Board regarding its capabilities as investment advisor to the Fund. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor and this summary of the deliberations may not detail all matters that were considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor and this summary of the deliberations may not detail all matters that were considered. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

Nature, Extent and Quality of Service. The Board discussed the professional backgrounds of the Advisor’s key personnel responsible for serving the Fund, noting the breadth of their collective expertise in the industry. The Board remarked how the senior management team at the Advisor had remained consistent for several years, demonstrating their commitment and expertise with respect to managing the Fund, and that the senior management team was well-resourced and had adequate support staff. The Board observed that the Advisor was responsible for all initial and ongoing due diligence, research and investment selection within the Fund. The Board discussed the Advisor’s investment process, and acknowledged the Advisor’s rigorous methodology for sourcing, evaluating, selecting and implementing effective investment strategies had been consistent. The Board acknowledged that the Advisor served as its valuation designee and reviewed information provided by the Fund’s underlying holdings to assign values for non-traded securities when valuations were not readily available. The Board recognized that the Advisor used a propriety model to assist in forecasting the Fund’s cash flows. The Board noted that the Advisor maintained a strong culture of compliance and reported no material compliance issues or litigation proceedings involving the Advisor since the last renewal of the Advisory Agreement. The Board observed that the Advisor chose broker dealers on the basis of best execution. The Board discussed that the Advisor tested its business continuity plans regularly and reported no disruptions in service to the Fund. After further discussion, the Board concluded that the Advisor could be expected to continue providing quality services to the Fund for the benefit of its shareholders.

Performance. The Board noted that the Fund had positive performance across all periods and reviewed the Fund’s performance compared to a peer group selected by the Advisor and the Fund’s benchmarks. The Board observed that the Fund trailed its peer group over the 1-year, 3-year and since inception periods, but outperformed the peer group over the 5-year period. The Advisor commented that it was difficult to establish a peer group that matched the Fund’s unique blend of private credit, private equity and other liquid investments and that funds with higher concentrations of private equity could be expected to outperform the Fund. The Board observed that the Advisor expected the Fund’s performance relative to the peer group to improve as the Fund’s investments mature. The Board noted that the Fund performed in line with the Morgan Stanley All Country World Index over the 3-year and 5-year periods, but trailed the S&P 500 Index across all periods. The Board considered the Advisor’s explanation that the S&P 500 could be expected to outperform private equity during periods of substantial growth. The Board agreed that the Fund’s performance was reasonable.

Fees and Expenses. The Board noted that the Advisor charged an annual advisory fee of 1.20%, based on the average net assets of the Fund. The Board acknowledged that the advisory fee was in higher than the average of the peer group, but well below the 1.65% high of the peer group. The Board considered the Fund’s total expenses, and discussed the Advisor’s observation that the Fund’s acquired fund fees were the primary drivers of the higher relative expenses. The

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2026

Board determined the advisory fees were reasonable considering the Fund’s unique and specialized strategy, and the quality and extent of the services the Fund continued to receive from the Advisor.

Economies of Scale. The Board considered whether the Advisor and the Fund had realized economies of scale. The Board discussed the expense limitation agreement provided by the Advisor and commented on the benefit the agreement provided to shareholders. The Board noted that the Advisor did not feel that it was appropriate to implement a breakpoint given the Fund’s current size, but that it was willing to reconsider the issue as assets grew. The Board agreed that based on the Fund’s current asset size, and expense limitation agreement with the Advisor, the absence of breakpoints was acceptable at this time.

Profitability. The Board reviewed the profitability analysis provided by the Advisor and considered whether the Advisor earned a fair entrepreneurial profit in connection with its relationship with the Fund. The Board observed that the Advisor reported a reasonable profit during the prior year from managing the Fund. After discussion, the Board concluded that the level of profit earned by the Advisor was not excessive.

Conclusion. Having requested and received such information from Princeton as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund. The Board further concluded that the Advisory Agreement and related transaction meet the requirements of Section 15 of the 1940 Act such that there will be no unfair burden on the Fund or shareholders, and that the Board will remain at least 75% independent.

As a result of their considerations, the Board determined that the proposed New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board , including a majority of the trustees who are not “interested persons” as that term is used I the 1940 Act, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2026

Proxy Disclosures

A special meeting of shareholders of the Princeton Everest Fund was held on February 18, 2026, at 10:00 a.m. ET at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. The following proposal was approved by the Fund’s shareholders.

Proposal 1: To approve a new investment advisory agreement by and between the Fund and Princeton Fund Advisors, LLC.

	Shares Voted	% of Shares Voted	% of Total Shares Outstanding
For	4,518,310	99.7%	50.2%
Against or Abstain	11,709	0.3%	0.1%

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2026

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Unless otherwise noted, the address for each individual is c/o Princeton Fund Advisors, LLC, 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437

Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee Outside Fund Complex During Past 5 Years

INDEPENDENT TRUSTEES
Jeffrey P. Greiner Born: 1958 Trustee and Chairman of the Audit Committee	Term — Indefinite Length — Since September, 2014	Co-Founder and Managing Partner, Northern Pacific Group (since 2012).	1	YMCA of the Greater Twin Cities (2000 - Present); Greenlight Fund Twin Cities (2020 – Present); Raise A Hood (2020 – Present) (auto repair) Greater Twin Cities; Boy Scouts of America (2013 -2024); Ellington Income Opportunities Fund (2018-present); Delaget (2014- Present); Outsell (2015- 2024); The Cathedral Church of St. Mark Foundation (2008-2024); The Minnesota Orchestra (2002-2024).
William Peichel Born: 1957 Trustee	Term — Indefinite Length — Since May, 2023	Senior Business Consultant Design Intelligence (since 2021). Business Development Mount Yale Administrative Services,LLC (2018 to 2021)	1	Ellington Income Opportunities Fund (2023-present)

INTERESTED TRUSTEE
John L. Sabre Born: 1957 Trustee, Chairman, and Principal Executive Officer	Term — Indefinite Length — Since September, 2014	Chairman and CEO, Elevation Point, LLC (since 2003); Founder, Princeton Fund Advisors, LLC	1	Ellington Income Opportunities Fund (2018-present)

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2026

Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee Outside Fund Complex During Past 5 Years

OFFICER(S) WHO ARE NOT TRUSTEES
Michael J. Sabre Born: 1959 Principal Accounting Officer	Term — 1year — Since August, 2025	Chief Operations Officer and Chief Compliance Officer, Elevation Point (since 2003)	N/A	N/A
Emile Molineaux Born: 1962 Chief Compliance Officer	Term — Indefinite Length — Since September, 2014	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 -June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011)	N/A	N/A

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-924-2454.

PRIVACY NOTICE
FACTS	WHAT DOES PRINCETON EVEREST FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	● Social Security number	● Purchase History

	● Assets	● Account Balances

	● Retirement Assets	● Account Transactions

	● Transaction History	● Wire Transfer Instructions

● Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Princeton Everest Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Princeton Everest Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Princeton Everest Fund
What we do
How does Princeton Everest Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Princeton Everest Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tells us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Princeton Everest Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Princeton Everest Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Princeton Everest Fund doesn’t jointly market.

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Continued)
March 31, 2026

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1- 855-924-2454 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be obtained by calling 1-800-SEC-0330.

Investment Advisor:
PRINCETON FUND ADVISORS, LLC
8500 Normandale Lake Blvd., Suite
1900 Minneapolis, MN 55437
952-897-5388

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that William Peichel is a financial expert, as defined in Item 3 of Form N-CSR. William Peichel is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2026	$50,715
2025	$48,300

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2026	$31,290
2025	$29,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended March 31, 2025 and 2026 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended March 31, 2024 and 2025 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 1(a)

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 1

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Advisor to vote the proxies in accordance with the Advisor’s proxy voting guidelines and procedures. In general, the Advisor believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Advisor will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Advisor will generally vote in favor of management or investor proposals that the Advisor believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Advisor will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Advisor will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Advisor, the Advisor will make written disclosure of the conflict to the Independent Trustees indicating how the Advisor proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Advisor voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling toll free 855-924-2454, and on the SEC’s website at www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

John L. Sabre is a founder and Chief Executive Officer of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Sabre has also served as the Chairman and Chief Executive Officer of Mount Yale since 2003. Prior to 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre also was employed in the investment banking groups of Credit Suisse First Boston and Drexel Burnham Lambert. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

Greg D. Anderson, is a founder and President of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Anderson is also the President of Mount Yale. Prior to founding the Advisor in 2011 and Mount Yale Asset Management, LLC in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles and registered mutual funds. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. Although there are not currently other client accounts that will be pursuing the same types of private equity investments as the Fund, the Advisor may, for example, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to favor Client Accounts over the Fund. The Advisor has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Each Portfolio Manager’s compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Advisor and not by the Fund. Because the Portfolio Managers are indirect equity owners of the Advisor and are affiliated with other entities that may receive performance-based fees from other client accounts, the supplemental distribution that the Portfolio Managers receive from the Advisor, its parent company, or affiliates, directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Advisor from advisory fees and performance-based fees derived from certain client accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2026.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (in millions)	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed (in millions)
John L. Sabre	5	$715	0	$0	8133	$2,354
Greg D. Anderson	6	715	0	$0	8133	$2,354

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed
John L. Sabre	0	$0	0	$0	0	$0
Greg D. Anderson	0	$0	0	$0	0	$0

Ownership of Securities

The following table shows the dollar range of the Fund’s equity securities beneficially owned by the portfolio managers as of March 31, 2026.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Greg D. Anderson	$100,001 to $500,000
John L. Sabre	Over $1,000,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers. Exhibit 99.CODE

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto. Exhibit 99. CERT

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Princeton Everest Fund

By (Signature and Title)

/s/ John L. Sabre
John L. Sabre, Principal Executive Officer/President

Date	06/11/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John L. Sabre
John L. Sabre, Principal Executive Officer/President

Date	06/11/26

By (Signature and Title)

/s/ Michael J Sabre
Michael J Sabre, Principal Financial Officer/Treasurer

Date	06/11/26